OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER EQUITY FUND, INC.

Statement of Additional Information Supplement dated July 16, 2010

This supplement amends the Statement of Additional Information of each of the above referenced funds (each a "Fund"), and is in addition to any other supplement(s). The Statement of Additional Information is revised as follows:

1.	The following two bullet points are added to the end of the sub-section titled "Classes of Shares" in the Section titled "How the Fund is Managed:"

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Class Y Share Availability.  Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor.

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Class A to Class Y Voluntary Conversion. For shareholders who currently hold Class A shares but are authorized to purchase Class Y shares, those shareholders can convert existing Class A shares to Class Y shares of the same fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent.  Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class A to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

July 16, 2010                                                                             PX0000.043